FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 24, 2001


                           RENAISSANCE MEDIA GROUP LLC
                        RENAISSANCE MEDIA (LOUISIANA) LLC
                        RENAISSANCE MEDIA (TENNESSEE) LLC
                      RENAISSANCE MEDIA CAPITAL CORPORATION
                      -------------------------------------
           (Exact name of registrants as specified in their charters)

                                    Delaware
                                    Delaware
                                    Delaware
                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


                 333-56679                         14-1803051
               333-56679-02                        14-1801165
               333-56679-01                        14-1801164
               333-56679-03                        14-1803049
               ------------                        ----------
         (Commission File Number)       (Federal Employer Identification Number)


            12405 Powerscourt Drive
              St. Louis, Missouri                        63131
              -------------------                        -----
     (Address of Principal Executive Offices)          (Zip Code)

                                 (314) 965-0555
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER ITEMS.

        On September 24, 2001, Renaissance Media Group LLC, Renaissance Media (Louisiana) LLC, Renaissance Media (Tennessee) LLC and Renaissance Media Capital Corporation, subsidiaries of Charter Communications Inc. (the Company), announced that Jerry Kent, President and Chief Executive Officer of the Company, had advised the Company that he did not intend to extend his employment agreement, which runs through December 23, 2001. Accordingly, Mr. Kent and the Company have mutually agreed to terminate his employment as President and Chief Executive Officer of the Company, and that Mr. Kent would resign from its Board of Directors effective September 28, 2001. A copy of the press release is being filed as Exhibit 99.1 with this report.

        On October 1, 2001, Renaissance Media Group LLC, Renaissance Media (Louisiana) LLC, Renaissance Media (Tennessee) LLC and Renaissance Media Capital Corporation, subsidiaries of Charter Communications Inc., announced long-term employment agreements for Kent D. Kalkwarf, Executive Vice President and Chief Financial Officer; and David G. Barford, Executive Vice President and Chief
Operating Officer. A copy of the press release is being filed as Exhibit 99.2 with this report.

ITEM 7. EXHIBITS.

   99.1 Press release dated September 24, 2001 *
   99.2 Press release dated October 1, 2001 *

------------------------------

   *    filed herewith

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.


                              RENAISSANCE MEDIA GROUP LLC
                              RENAISSANCE MEDIA (LOUISIANA) LLC
                              RENAISSANCE MEDIA (TENNESSEE) LLC

Dated: October 4, 2001        By: CHARTER COMMUNICATIONS, INC.
                                  ----------------------------
                                  their Manager

                              By: /s/ KENT D. KALKWARF
                                  --------------------
                                  Name:  Kent D. Kalkwarf
                                  Title: Executive Vice President and
                                  Chief Financial Officer
                                  (Principal Financial Officer and
                                  Principal Accounting Officer) of
                                  Charter Communications, Inc. (Manager),
                                  Renaissance Media Group LLC;
                                  Renaissance Media (Louisiana) LLC; and
                                  Renaissance Media (Tennessee) LLC


                              RENAISSANCE MEDIA CAPITAL CORPORATION

Dated: October 4, 2001        By: /s/ KENT D. KALKWARF
                                  --------------------
                                  Name:  Kent D. Kalkwarf
                                  Title: Executive Vice President and
                                  Chief Financial Officer
                                  (Principal Financial Officer and
                                  Principal Accounting Officer)

EXHIBIT INDEX



EXHIBIT
NUMBER        DESCRIPTION
------        -----------

   99.1    Press release dated September 24, 2001.
   99.2    Press release dated October 1, 2001.